LAZARD REPORTS SECOND-QUARTER AND FIRST-HALF 2024 RESULTS
•Financial Advisory reports record first-half adjusted net revenue of $855 million
•Asset Management reports quarter-end AUM of $245 billion
•Investing in talent firm-wide to support long-term growth strategy

NEW YORK, July 25, 2024 – Lazard, Inc. (NYSE: LAZ) today reported both net revenue and adjusted net revenue1 of $685 million for the quarter ended June 30, 2024, and net revenue of $1,450 million and adjusted net revenue1 of $1,431 million for the first half of 2024.

On a U.S. GAAP basis, second-quarter and first-half 2024 net income were $50 million or $0.49 per share, diluted, and $86 million or $0.84 per share, diluted, respectively. Adjusted net income1 was $53 million or $0.52 per share, diluted, for the second quarter of 2024, and $119 million or $1.17 per share, diluted, for the first half of 2024.

"Lazard’s record revenue in Financial Advisory for the first-half of 2024 demonstrates the ongoing, successful execution of our long-term growth strategy,” said Peter R. Orszag, Chief Executive Officer, Lazard. “Our Asset Management business continues to produce solid results as we effectively serve clients while evolving to meet their investment priorities. Overall, our performance reflects an unwavering focus on delivering excellence in advisory and investment solutions for our clients, our renewed ambition for growth, and our increasingly commercial and collegial culture.”

(Selected results, $ in millions,	Three Months Ended			Six Months Ended
except per share data and AUM)	June 30,			June 30,
U.S. GAAP Financial Measures	2024	2023	%'24-'23	2024	2023	% '24-'23
Net Revenue	$685	$643	7%	$1,450	$1,186	22%
Financial Advisory	$411	$352	17%	$865	$630	37%
Asset Management	$285	$288	(1)%	$581	$572	2%

Net Income (Loss)	$50	($124)	NM	$86	($146)	NM
Per share, diluted	$0.49	($1.41)	NM	$0.84	($1.68)	NM

Adjusted Financial Measures[1]
Net Revenue	$685	$620	10%	$1,431	$1,147	25%
Financial Advisory	$408	$344	19%	$855	$618	38%
Asset Management	$265	$267	(1)%	$541	$532	2%

Net Income	$53	$23	133%	$119	$–	NM
Per share, diluted	$0.52	$0.24	117%	$1.17	$–	NM

Assets Under Management ("AUM") ($ in billions)
Ending AUM	$245	$239	2%
Average AUM	$245	$235	4%	$246	$231	6%

Media Contact:	Shannon Houston	+1 212 632 6880	shannon.houston@lazard.com
Investor Contact:	Alexandra Deignan	+1 212 632 6886	alexandra.deignan@lazard.com

Note: Endnotes are on page 5 of this release. Reconciliations of U.S. GAAP to Adjusted results are shown on pages 13-15.

NET REVENUE
Financial Advisory
Financial Advisory net revenue and adjusted net revenue1 were $411 million and $408 million for the second quarter of 2024, 17% and 19% higher than the second quarter of 2023, respectively.
Financial Advisory net revenue and adjusted net revenue1 were $865 million and $855 million for the first half of 2024, 37% and 38% higher than the first half of 2023, respectively.

During and since the second quarter of 2024, Lazard has been engaged in significant and complex M&A transactions globally, including the following (clients are in italics): WestRock's $33.5 billion combination with Smurfit Kappa; Renault’s creation of HORSE Powertrain Limited with Geely and the sale of a 10% equity interest to Saudi Aramco, valuing the new company at €7.4 billion; Rivian’s $5 billion strategic investment from Volkswagen Group; Vertex Pharmaceuticals' $4.9 billion acquisition of Alpine Immune Sciences; Synlab's $4.3 billion acquisition by Cinven; KPS Capital Partners’ €3.5 acquisition of Innomotics from Siemens AG; Roquette Freres’ $2.9 billion agreement to acquire IFF Pharma Solutions; Neiman Marcus Group’s $2.7 billion sale to HBC, parent of Saks Fifth Avenue; Sanofi's $2.4 billion acquisition of Inhibrx; HASI's $2 billion strategic partnership with KKR to invest in sustainable infrastructure projects; Elecnor Group’s sale of its Spanish based renewables business Enerfin to Statkraft for €1.8 billion; Air Products & Chemicals' $1.8 billion sale of its LNG business to Honeywell International Inc.; Thales’ sale of its Ground Transportation Systems business to Hitachi Rail, for an enterprise value of €1.7 billion; Bpost’s $1.3 billion acquisition of Staci; CVC Capital Partners' €600 million acquisition of La Piadineria; Ultra Maritime's $550 million sale of its Signature Management & Power Business to ESCO Technologies, Inc.; EIG and West Burton Energy’s £450 million sale of is operational CCGT and BESS to TotalEnergies; Allen & Overy LLP's combination with Shearman & Sterling and CVC Capital Partners’ investment in Hempel.
Lazard's preeminent restructuring and liability management practice has been engaged in a broad range of complex restructuring and debt advisory assignments, including company roles involving Belk, Enviva and LivePerson and creditor and/or related party roles involving Endo Pharmaceuticals, Hilding Anders, JOANN, KLDiscovery, Rite Aid and SVB Financial Group.

Our capital advisory and solutions practices remain active and engaged in assignments, including Ceva Sante Animale’s €2.4 billion Term Loan B repricing and resizing; CVC Capital Partners on a single asset continuation fund; Eir Partners’ closing of $496 million Investment Program II; Exosens’ initial public offer on Euronext Paris valuing the company at $1.1 billion; Kingswood Capital's closing of $1.5 billion Kingswood Capital Opportunities Fund III; Morrisons, a portfolio company of CD&R, on its £1.1 billion debt reduction exercise; and UL Standards & Engagement on the IPO of UL Solutions. Our sovereign advisory practice continues to be active in advising governments and sovereign entities across developed and emerging markets.
For a list of publicly announced transactions please visit our website.

Asset Management
For the second quarter of 2024, Asset Management net revenue and adjusted net revenue1 were $285 million and $265 million, respectively, both 1% lower than the second quarter of 2023.
Management fees and other revenue, on an adjusted basis1, were $263 million for the second quarter of 2024, 1% higher and 2% lower than the second quarter of 2023 and first quarter of 2024, respectively.
Incentive fees, on an adjusted basis1, were $3 million for the second quarter of 2024, compared to $6 million for the second quarter of 2023.
Average assets under management (AUM) were $245 billion for the second quarter of 2024, 4% higher than the second quarter of 2023, and 1% lower than the first quarter of 2024, respectively.
For the first half of 2024, Asset Management net revenue and adjusted net revenue1 were $581 million and $541 million, respectively, both 2% higher than the first half of 2023.
Management fees and other revenue, on an adjusted basis1, were $531 million for the first half of 2024, 2% higher than the first half of 2023.
Incentive fees, on an adjusted basis1, were $10 million for the first half of 2024, compared to $11 million for the first half of 2023.
Average AUM for the first half of 2024 was $246 billion, 6% higher than the first half of 2023. AUM as of June 30, 2024, was $245 billion, 2% lower than March 31, 2024, and 2% higher than June 30, 2023, respectively. The sequential change from March 31, 2024 was driven by market appreciation of $2.5 billion, foreign exchange depreciation of $1.7 billion and net outflows of $6.6 billion.
OPERATING EXPENSES
Compensation and Benefits Expense
For the second quarter of 2024, compensation and benefits expense on a U.S. GAAP and adjusted basis1 were $453 million and $452 million, respectively, compared to $572 million and $424 million, respectively, for the second quarter of 2023. The adjusted compensation ratio2 for the second quarter of 2024 was 66.0%, compared to the second-quarter 2023 ratio of 68.4%.
For the first half of 2024, compensation and benefits expense on a U.S. GAAP and adjusted basis1 were $1,003 million and $945 million, respectively, compared to $1,022 million and $823 million, respectively, for the first half of 2023.
We focus on the adjusted compensation ratio to manage costs, balancing a view of current conditions in the market for talent alongside our objective to drive long-term shareholder value. Our goal remains to deliver an adjusted compensation ratio over the cycle in the mid- to high-50s percentage range, while targeting a consistent deferral policy.
Non-Compensation Expenses
For the second quarter of 2024, non-compensation expenses on a U.S. GAAP basis were $169 million, 7% lower than the second quarter of 2023 which included charges associated with our cost-saving initiatives. On an adjusted basis1, non-compensation expenses were $149 million, 3% higher than the second quarter of 2023, primarily reflecting higher professional services and technology spending.
The adjusted non-compensation ratio3 was 21.7% for the second quarter of 2024, compared to 23.2% for the second quarter of 2023.
For the first half of 2024, non-compensation expenses on a U.S. GAAP and adjusted basis1 were $329 million and $283 million, respectively, 6% and 1% lower than the first half of 2023, respectively.
The adjusted non-compensation ratio3 was 19.8% for the first half of 2024, compared to 24.9% for the first half of 2023.
Our goal remains to deliver an adjusted non-compensation ratio between 16% to 20% over the cycle.
TAXES
The provisions for income taxes, on a U.S. GAAP and adjusted basis1 were $12 million and $9 million, respectively, for the second quarter of 2024. The effective tax rate on an adjusted basis1 was 14.0% for the second quarter of 2024, compared to 31.2% for the second quarter of 2023.
The provisions for income taxes, on a U.S. GAAP and adjusted basis1 were $26 million and $41 million, respectively, for the first half of 2024. The effective tax rate on an adjusted basis1 was 25.5% for the first half of 2024, compared to 67.8% for the first half of 2023.
CAPITAL MANAGEMENT AND BALANCE SHEET
In the second quarter of 2024, Lazard returned $70 million to shareholders, which included: $45 million in dividends; $19 million in share repurchases of our common stock; and $6 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
In the first half of 2024, Lazard returned $192 million to shareholders, which included: $89 million in dividends; $41 million in share repurchases of our common stock; and $62 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
During the first half of 2024, we repurchased 1.1 million shares at an average price of $38.66. On July 24, 2024, our Board of Directors authorized additional share repurchase of $200 million, which expires as of December 31, 2026, bringing our total outstanding share repurchase authorization to approximately $360 million.
On July 24, 2024, Lazard declared a quarterly dividend of $0.50 per share on its outstanding common stock. The dividend is payable on August 16, 2024, to stockholders of record on August 5, 2024.
Lazard’s financial position remains strong. As of June 30, 2024, our cash and cash equivalents were $848 million.

ENDNOTES
Beginning in the first quarter of 2024, Lazard has updated the names of certain non-U.S. GAAP ("non-GAAP") measures and metrics. The nomenclature change did not result in any change to the components of our non-GAAP measures and metrics compared to prior periods. Reconciliations of U.S. GAAP to Adjusted results are shown on pages 13-15.
1A non-GAAP measure. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is a meaningful and useful way to compare our operating results across periods.
2A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.
3A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

CONFERENCE CALL
Lazard will host a conference call at 8:00 a.m. ET on July 25, 2024, to discuss the company’s financial results for the second quarter and first-half of 2024. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing 1 800-343-4136 (toll-free, U.S. and Canada) or +1 203-518-9843 (outside of the U.S. and Canada), 15 minutes prior to the start of the call. Conference ID: LAZQ224.
A replay of the conference call will be available by 10:00 a.m. ET, July 25, 2024, via the Lazard Investor Relations website at www.lazard.com, or by dialing +1 800-839-5637 (toll-free, U.S. and Canada) or +1 402-220-2562 (outside of the U.S. and Canada).
ABOUT LAZARD
Founded in 1848, Lazard is one of the world's preeminent financial advisory and asset management firms, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. For more information, please visit www.lazard.com.
Cautionary Note Regarding Forward-Looking Statements:
This press release contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by these forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our reports on Forms 10-Q and 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses; and
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels
•In the event of a change or adverse interpretation of relevant income tax law, regulation or treaty, or a failure to qualify for treaty benefits, or in the event tax authorities challenge our tax computations or classifications.
Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
***
LAZ-EPE

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Three Months Ended			% Change From
	June 30,	March 31,	June 30,	March 31,	June 30,
($ in thousands, except per share data)	2024	2024	2023	2024	2023

Total revenue	$707,991	$785,481	$662,318	(10%)	7%
Interest expense	(22,642)	(20,728)	(19,204)
Net revenue	685,349	764,753	643,114	(10%)	7%
Operating expenses:
Compensation and benefits	452,560	550,824	572,231	(18%)	(21%)

Occupancy and equipment	32,031	32,857	32,800
Marketing and business development	25,493	23,599	28,582
Technology and information services	46,406	44,917	51,370
Professional services	23,734	19,880	21,402
Fund administration and outsourced services	27,114	26,140	28,968
Amortization and other acquisition-related costs	68	68	95
Other	14,303	11,907	17,739
Non-compensation expenses	169,149	159,368	180,956	6%	(7%)
Operating expenses	621,709	710,192	753,187	(12%)	(17%)

Operating income (loss)	63,640	54,561	(110,073)	17%	NM

Provision for income taxes	11,587	14,337	10,303	(19%)	12%
Net income (loss)	52,053	40,224	(120,376)	29%	NM
Net income attributable to noncontrolling interests	2,144	4,469	3,637
Net income (loss) attributable to Lazard, Inc.	$49,909	$35,755	($124,013)	40%	NM

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	92,886,364	91,260,465	88,729,654	2%	5%
Diluted	100,627,867	99,351,769	88,729,654	1%	13%

Net income (loss) per share:
Basic	$0.53	$0.38	($1.41)	39%	NM
Diluted	$0.49	$0.35	($1.41)	40%	NM

Note: For the three month periods ended June 30, 2024, March 31, 2024 and June 30, 2023, Financial Advisory net revenue was $411,308, $453,507 and $352,477, respectively; Asset Management net revenue was $285,487, $295,476 and $288,313, respectively; Corporate net revenue (loss) was ($11,446), $15,770 and $2,324, respectively.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Six Months Ended
	June 30,	June 30,
($ in thousands, except per share data)	2024	2023	% Change

Total revenue	$1,493,472	$1,224,229	22%
Interest expense	(43,370)	(38,679)
Net revenue	1,450,102	1,185,550	22%
Operating expenses:
Compensation and benefits	1,003,384	1,022,198	(2%)

Occupancy and equipment	64,888	64,573
Marketing and business development	49,092	51,344
Technology and information services	91,323	95,410
Professional services	43,614	45,728
Fund administration and outsourced services	53,254	55,544
Amortization and other acquisition-related costs	136	143
Other	26,210	38,042
Non-compensation expenses	328,517	350,784	(6%)
Benefit pursuant to tax receivable agreement	–	(40,435)
Operating expenses	1,331,901	1,332,547	–%

Operating income (loss)	118,201	(146,997)	NM

Provision (benefit) for income taxes	25,924	(11,422)	NM
Net income (loss)	92,277	(135,575)	NM
Net income attributable to noncontrolling interests	6,613	10,610
Net income (loss) attributable to Lazard, Inc.	$85,664	($146,185)	NM

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	92,073,414	88,160,753	4%
Diluted	99,989,817	88,160,753	13%

Net income (loss) per share:
Basic	$0.91	($1.68)	NM
Diluted	$0.84	($1.68)	NM

Note: For the six month periods ended June 30, 2024 and June 30, 2023, Financial Advisory net revenue was $864,815 and $630,051, respectively; Asset Management net revenue was $580,963 and $572,357, respectively; Corporate net revenue (loss) was $4,324 and ($16,858), respectively.

CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
(U.S. GAAP - unaudited)

	As of
	June 30,	December 31,
($ in thousands)	2024	2023

ASSETS

Cash and cash equivalents	$847,555	$971,316
Deposits with banks and short-term investments	203,809	219,576
Restricted cash	33,089	34,091
Receivables	725,488	762,319
Investments	687,507	701,964
Property	220,663	232,516
Operating lease right-of-use assets	451,707	407,213
Goodwill and other intangible assets	393,967	394,928
Deferred tax assets	507,572	497,340
Other assets	455,837	414,518

Total Assets	$4,527,194	$4,635,781

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS' EQUITY

Liabilities

Deposits and other customer payables	$382,115	$443,262
Accrued compensation and benefits	550,189	781,375
Operating lease liabilities	522,864	485,191
Tax receivable agreement obligation	84,137	115,087
Senior debt	1,852,149	1,690,200
Other liabilities	540,619	550,804
Total liabilities	3,932,073	4,065,919

Commitments and contingencies

Redeemable noncontrolling interests	80,931	87,675

Stockholders' equity

Preferred stock, par value $.01 per share	–	–
Common stock, par value $.01 per share	1,128	1,128
Additional paid-in capital	218,455	247,204
Retained earnings	1,382,703	1,402,636
Accumulated other comprehensive loss, net of tax	(306,293)	(289,950)
Subtotal	1,295,993	1,361,018
Class A common stock held by subsidiaries, at cost	(837,338)	(937,259)
Total Lazard, Inc. stockholders' equity	458,655	423,759
Noncontrolling interests	55,535	58,428
Total stockholders' equity	514,190	482,187

Total liabilities, redeemable noncontrolling interests and stockholders' equity	$4,527,194	$4,635,781

Note: "Property" includes $70 million and $73 million of property held for sale at June 30, 2024 and December 31, 2023, respectively.

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Three Months Ended			% Change From
	June 30,	March 31,	June 30,	March 31,	June 30,
($ in thousands, except per share data)	2024	2024	2023	2024	2023

Net Revenue:

Financial Advisory	$407,936	$446,634	$344,167	(9%)	19%
Asset Management	265,219	275,934	267,058	(4%)	(1%)
Corporate	11,487	23,997	8,801	(52%)	31%

Adjusted net revenue	$684,642	$746,565	$620,026	(8%)	10%

Expenses:

Adjusted compensation and benefits expense	$451,864	$492,733	$424,097	(8%)	7%
Adjusted compensation ratio (b)	66.0%	66.0%	68.4%

Adjusted non-compensation expenses	$148,612	$134,293	$143,677	11%	3%
Adjusted non-compensation ratio (c)	21.7%	18.0%	23.2%

Earnings:

Adjusted operating income	$84,166	$119,539	$52,252	(30%)	61%
Adjusted operating margin (d)	12.3%	16.0%	8.4%

Adjusted net income	$52,869	$66,606	$22,692	(21%)	133%

Adjusted diluted net income per share	$0.52	$0.66	$0.24	(21%)	117%

Adjusted diluted weighted average shares (e)	102,188,981	101,532,219	95,620,902	1%	7%

Adjusted effective tax rate (f)	14.0%	32.6%	31.2%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Selected Summary Financial Information and Notes to Financial Schedules.

See Notes to Financial Schedules

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Six Months Ended
	June 30,	June 30,
($ in thousands, except per share data)	2024	2023	% Change

Net Revenue:

Financial Advisory	$854,570	$618,028	38%
Asset Management	541,153	531,703	2%
Corporate	35,484	(2,687)	NM

Adjusted net revenue	$1,431,207	$1,147,044	25%

Expenses:

Adjusted compensation and benefits expense	$944,597	$823,187	15%
Adjusted compensation ratio (b)	66.0%	71.8%

Adjusted non-compensation expenses	$282,905	$285,935	(1%)
Adjusted non-compensation ratio (c)	19.8%	24.9%

Earnings:

Adjusted operating income	$203,705	$37,922	NM
Adjusted operating margin (d)	14.2%	3.3%

Adjusted net income (loss)	$119,475	($256)	NM

Adjusted diluted net income per share	$1.17	$–	NM

Adjusted diluted weighted average shares (e)	101,860,599	88,160,753	NM

Adjusted effective tax rate (f)	25.5%	67.8%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Selected Summary Financial Information and Notes to Financial Schedules.

See Notes to Financial Schedules

ASSETS UNDER MANAGEMENT
(unaudited)

	As of			% Change From
	June 30,	March 31,	December 31,	March 31,	December 31,
($ in millions)	2024	2024	2023	2024	2023

Equity:
Emerging Markets	$27,044	$24,779	$25,288	9.1%	6.9%
Global	54,026	55,544	53,528	(2.7%)	0.9%
Local	52,738	54,841	52,208	(3.8%)	1.0%
Multi-Regional	56,618	60,089	59,114	(5.8%)	(4.2%)
Total Equity	190,426	195,253	190,138	(2.5%)	0.2%
Fixed Income:
Emerging Markets	9,250	9,080	9,525	1.9%	(2.9%)
Global	11,167	10,664	10,762	4.7%	3.8%
Local	5,729	6,378	6,080	(10.2%)	(5.8%)
Multi-Regional	19,965	21,098	21,740	(5.4%)	(8.2%)
Total Fixed Income	46,111	47,220	48,107	(2.3%)	(4.1%)
Alternative Investments	2,897	3,201	3,330	(9.5%)	(13.0%)
Private Wealth Alternative Investments	3,033	2,643	2,799	14.8%	8.4%
Private Equity	1,501	1,486	1,623	1.0%	(7.5%)
Cash Management	702	629	654	11.6%	7.3%
Total AUM	$244,670	$250,432	$246,651	(2.3%)	(0.8%)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023

AUM - Beginning of Period	$250,432	$246,651	$232,140	$246,651	$216,125

Net Flows	(6,599)	(6,630)	(997)	(13,229)	2,002
Market and foreign exchange
appreciation	837	10,411	8,197	11,248	21,213

AUM - End of Period	$244,670	$250,432	$239,340	$244,670	$239,340

Average AUM	$245,302	$246,950	$235,352	$246,126	$231,110

% Change in Average AUM		(0.7%)	4.2%		6.5%

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period.

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
($ in thousands)	2024	2024	2023	2024	2023

Net Revenue
Financial Advisory net revenue - U.S. GAAP Basis	$411,308	$453,507	$352,477	$864,815	$630,051
Adjustments:
Reimbursable deal costs, provision for credit losses and other (g)	(3,372)	(7,501)	(8,310)	(10,873)	(12,091)
Interest expense (h)	–	41	–	41	68
Losses associated with cost-saving initiatives (i)	–	587	–	587	–

Adjusted Financial Advisory net revenue	$407,936	$446,634	$344,167	$854,570	$618,028

Asset Management net revenue - U.S. GAAP Basis	$285,487	$295,476	$288,313	$580,963	$572,357
Adjustments:
Revenue related to noncontrolling interests (j)	(4,054)	(4,097)	(3,227)	(8,151)	(7,229)
Distribution fees and other (g)	(16,216)	(15,448)	(18,028)	(31,664)	(33,428)
Interest expense (h)	2	3	–	5	3

Adjusted Asset Management net revenue	$265,219	$275,934	$267,058	$541,153	$531,703

Corporate net revenue (loss) - U.S. GAAP Basis	($11,446)	$15,770	$2,324	$4,324	($16,858)
Adjustments:
Revenue related to noncontrolling interests (j)	(866)	(3,006)	(3,010)	(3,872)	(9,831)
(Gains) losses related to Lazard Fund Interests ("LFI") and other similar arrangements (k)	1,201	(9,373)	(9,675)	(8,172)	(26,128)
Provision for credit losses (g)	–	–	–	–	(7,500)
Interest expense (h)	22,598	20,606	19,162	43,204	38,501
Asset impairment charges	–	–	–	–	19,129

Adjusted Corporate net revenue (loss)	$11,487	$23,997	$8,801	$35,484	($2,687)

Net revenue - U.S. GAAP Basis	$685,349	$764,753	$643,114	$1,450,102	$1,185,550
Adjustments:
Revenue related to noncontrolling interests (j)	(4,920)	(7,103)	(6,237)	(12,023)	(17,060)
(Gains) losses related to Lazard Fund Interests ("LFI") and other similar arrangements (k)	1,201	(9,373)	(9,675)	(8,172)	(26,128)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(19,588)	(22,949)	(26,338)	(42,537)	(53,019)
Interest expense (h)	22,600	20,650	19,162	43,250	38,572
Asset impairment charges	–	–	–	–	19,129
Losses associated with cost-saving initiatives (i)	–	587	–	587	–

Adjusted net revenue	$684,642	$746,565	$620,026	$1,431,207	$1,147,044

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
($ in thousands, except per share data)	2024	2024	2023	2024	2023

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP Basis	$452,560	$550,824	$572,231	$1,003,384	$1,022,198
Adjustments:
Compensation and benefits expense related to noncontrolling interests (j)	(1,897)	(2,108)	(1,851)	(4,005)	(4,861)
(Charges) credits pertaining to LFI and other similar arrangements (l)	1,201	(9,373)	(9,675)	(8,172)	(26,128)
Expenses associated with cost-saving initiatives	–	(46,610)	(136,608)	(46,610)	(157,348)
Expenses associated with senior management transition (m)	–	–	–	–	(10,674)

Adjusted compensation and benefits expense	$451,864	$492,733	$424,097	$944,597	$823,187

Non-Compensation Expenses
Non-compensation expenses - U.S. GAAP Basis	$169,149	$159,368	$180,956	$328,517	$350,784
Adjustments:
Non-compensation expenses related to noncontrolling interests (j)	(881)	(526)	(749)	(1,407)	(1,590)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(19,588)	(22,949)	(26,338)	(42,537)	(53,019)
Amortization and other acquisition-related costs	(68)	(68)	(95)	(136)	(143)
Expenses associated with cost-saving initiatives	–	(1,532)	(10,097)	(1,532)	(10,097)

Adjusted non-compensation expenses	$148,612	$134,293	$143,677	$282,905	$285,935

Operating Income (Loss)
Operating income (loss) - U.S. GAAP Basis	$63,640	$54,561	($110,073)	$118,201	($146,997)
Adjustments:
Operating income related to noncontrolling interests (j)	(2,142)	(4,469)	(3,637)	(6,611)	(10,610)
Interest expense (h)	22,600	20,650	19,162	43,250	38,572
Amortization and other acquisition-related costs	68	68	95	136	144
Asset impairment charges	–	–	–	–	19,129
Losses associated with cost-saving initiatives (i)	–	587	–	587	–
Expenses associated with cost-saving initiatives	–	48,142	146,705	48,142	167,445
Expenses associated with senior management transition (m)	–	–	–	–	10,674
Benefit pursuant to tax receivable agreement obligation ("TRA") (n)	–	–	–	–	(40,435)

Adjusted operating income	$84,166	$119,539	$52,252	$203,705	$37,922

Provision (Benefit) for Income Taxes
Provision (benefit) for income taxes - U.S. GAAP Basis	$11,587	$14,337	$10,303	$25,924	($11,422)
Adjustment:
Tax effect of adjustments	(2,960)	17,878	–	14,918	10,884

Adjusted provision (benefit) for income taxes	$8,627	$32,215	$10,303	$40,842	($538)

Net Income (Loss) attributable to Lazard, Inc.
Net income (loss) attributable to Lazard, Inc. - U.S. GAAP Basis	$49,909	$35,755	($124,013)	$85,664	($146,185)
Adjustments:
Asset impairment charges	–	–	–	–	19,129
Losses associated with cost-saving initiatives (i)	–	587	–	587	–
Expenses associated with cost-saving initiatives	–	48,142	146,705	48,142	167,445
Expenses associated with senior management transition (m)	–	–	–	–	10,674
Benefit pursuant to tax receivable agreement obligation ("TRA") (n)	–	–	–	–	(40,435)
Tax effect of adjustments	2,960	(17,878)	–	(14,918)	(10,884)

Adjusted net income (loss)	$52,869	$66,606	$22,692	$119,475	($256)

Diluted Weighted Average Shares Outstanding
Diluted Weighted Average Shares Outstanding - U.S. GAAP Basis	100,627,867	99,351,769	88,729,654	99,989,817	88,160,753
Adjustment: participating securities including profits interest participation rights and other	1,561,114	2,180,450	6,891,248	1,870,782	–

Adjusted Diluted Weighted Average Shares Outstanding (e)	102,188,981	101,532,219	95,620,902	101,860,599	88,160,753

Diluted net income (loss) per share:
U.S. GAAP Basis	$0.49	$0.35	($1.41)	$0.84	($1.68)
Diluted net income (loss) effect of adjustments	0.03	0.31	1.65	0.33	1.68
Adjusted Basis	$0.52	$0.66	$0.24	$1.17	$–

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF NON-COMPENSATION EXPENSES U.S. GAAP TO ADJUSTED (a)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
($ in thousands)	2024	2024	2023	2024	2023

Non-compensation expenses - U.S. GAAP Basis:
Occupancy and equipment	$32,031	$32,857	$32,800	$64,888	$64,573
Marketing and business development	25,493	23,599	28,582	49,092	51,344
Technology and information services	46,406	44,917	51,370	91,323	95,410
Professional services	23,734	19,880	21,402	43,614	45,728
Fund administration and outsourced services	27,114	26,140	28,968	53,254	55,544
Amortization and other acquisition-related costs	68	68	95	136	143
Other	14,303	11,907	17,739	26,210	38,042
Non-compensation expenses - U.S. GAAP Basis	$169,149	$159,368	$180,956	$328,517	$350,784

Non-compensation expenses - Adjustments:
Occupancy and equipment (j)	($95)	($1,573)	($878)	($1,668)	($939)
Marketing and business development (g) (j)	(2,944)	(2,079)	(5,164)	(5,023)	(7,892)
Technology and information services (g) (j)	(49)	(35)	(7,436)	(84)	(7,509)
Professional services (g) (j)	(1,085)	(873)	(1,989)	(1,958)	(3,391)
Fund administration and outsourced services (g) (j)	(15,588)	(15,035)	(17,282)	(30,623)	(32,261)
Amortization and other acquisition-related costs	(68)	(68)	(95)	(136)	(143)
Other (g) (j)	(708)	(5,412)	(4,435)	(6,120)	(12,714)
Subtotal non-compensation expenses adjustments	($20,537)	($25,075)	($37,279)	($45,612)	($64,849)

Adjusted non-compensation expenses:
Occupancy and equipment	$31,936	$31,284	$31,922	$63,220	$63,634
Marketing and business development	22,549	21,520	23,418	44,069	43,452
Technology and information services	46,357	44,882	43,934	91,239	87,901
Professional services	22,649	19,007	19,413	41,656	42,337
Fund administration and outsourced services	11,526	11,105	11,686	22,631	23,283
Amortization and other acquisition-related costs	–	–	–	–	–
Other	13,595	6,495	13,304	20,090	25,328
Adjusted non-compensation expenses	$148,612	$134,293	$143,677	$282,905	$285,935

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD, Inc.
Notes to Financial Schedules

(a)	Selected Summary Financial Information are non-GAAP measures. Lazard believes that presenting results and measures on an adjusted basis in conjunction with U.S. GAAP measures provides a meaningful and useful basis for comparison of its operating results across periods.
Beginning in the first quarter of 2024, Lazard has updated the names of certain non-GAAP measures and metrics. The nomenclature change did not result in any change to the components of our non-GAAP measures and metrics compared to prior periods.

(b)	A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.

(c)	A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

(d)	A non-GAAP measure which represents adjusted operating income as a percentage of adjusted net revenue.

(e)	A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock. Certain profits interest participation rights may be excluded from the computation of outstanding stock equivalents for U.S. GAAP net income per share. In addition, this measure includes the dilutive effect of the weighted average number of shares of common stock issuable from share-based compensation programs. However, for the six month period ended June 30, 2023, this measure excluded such shares as the effect would have been anti-dilutive.

(f)	A non-GAAP measure which represents the adjusted provision (benefit) for income taxes as a percentage of adjusted operating income (loss) less interest expense and amortization and other acquisition-related costs.
		Three Months Ended			Six Months Ended
		June 30,	March 31,	June 30,	June 30,	June 30,
		2024	2024	2023	2024	2023
	Adjusted provision (benefit) for income taxes	$8,627	$32,215	$10,303	$40,842	($538)
	Adjusted operating income (loss) less interest expense and amortization and other acquisition-related costs	61,496	98,821	32,995	160,317	(794)
	Adjusted effective tax rate	14.0%	32.6%	31.2%	25.5%	67.8%

(g)	Represents certain distribution, introducer and management fees paid to third parties and reimbursable deal costs, for which an equal amount is excluded from both adjusted net revenue and adjusted non-compensation expenses, respectively, and excludes provision for credit losses, which represents fees and other receivables that are deemed uncollectible.

(h)	Interest expense, excluding interest expense incurred by Lazard Frères Banque SA ("LFB"), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.

(i)	Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, including the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.

(j)	Noncontrolling interests include revenue and expenses principally related to Edgewater, ESC Funds and a Special Purpose Acquisition Company.

(k)	Represents changes in the fair value of investments held in connection with LFI and other similar deferred compensation arrangements, for which a corresponding equal amount is excluded from compensation and benefits expense.

(l)	Represents changes in the fair value of the compensation liability recorded in connection with LFI and other similar deferred incentive compensation awards, for which a corresponding equal amount is excluded from adjusted net revenue.

(m)	Represents expenses associated with senior management transition reflecting the departure of certain executive officers.

(n)	Pursuant to the periodic revaluation of the TRA liability and the assumptions reflected in the estimate, the revaluation had the effect of reducing the estimated liability under the TRA.

NM	Not meaningful